UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 4, 2025
DZS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-32743	22-3509099
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
5700 Tennyson Parkway, Suite 400
Plano, TX 75024
(Address of Principal Executive Offices, Including Zip Code)
(469) 327-1531
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events
DZS Inc. (the “Company”) today announces its plans to evaluate strategic alternatives to maximize value for all stakeholders. This process, which will be conducted with the assistance of financial and legal advisors, will consider the full range of potential strategic alternatives reasonably available to the Company in light of its limited cash reserves, including evaluating financing options, the sale of the Company or its assets or seeking chapter 11 bankruptcy protection to execute a reorganization or sale transaction. Until a final decision is made on the potential alternatives, the Company intends to implement a cost-reduction plan and otherwise continue the Company’s operations.

The Company has retained Baker Botts L.L.P. as its legal advisor and Bowen Inc. as its financial advisor, in each case, to assist in the review and will engage such other advisors and consult with existing advisors as appropriate.

Cautionary Notes Regarding Forward Looking Statements

This Current Report on Form 8-K may contain forward-looking statements regarding future events and our future results that are subject to the safe harbors created under the Private Securities Litigation Reform Act of 1995. These statements reflect the beliefs and assumptions of the Company's management as of the date hereof. Words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "forecast," "goal," "intend," "may," "plan," "project," "seek," "should," "target," "will," "would," variations of such words, and similar expressions are intended to identify forward-looking statements, including among others, statements regarding potential strategic alternatives, including capital raises, sale transaction options, restructuring activities and other alternatives. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. The Company's actual results could differ materially and adversely from those expressed in or contemplated by the forward-looking statements. Factors that could cause actual results to differ include, but are not limited to, the prospects for the potential strategic alternatives described above, the ability of the Company to pay its creditors and/or restructure and other risk factors contained in the Company's SEC filings available at www.sec.gov, including without limitation, the Company's annual report on Form 10-K, quarterly reports on Form 10-Q and subsequent filings and include the following: whether the Company will be able to satisfy its obligations under its loan facility or accounts payables to suppliers, whether the Company will be able to continue as a going concern and whether the Company will be able to raise capital to fund its operations. In addition, additional or unforeseen effects from the COVID-19 pandemic and the global economic climate may give rise to or amplify many of these risks. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. There can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company. Therefore, no assurance can be given that the outcomes stated in such forward-looking statements will be achieved. DZS undertakes no obligation to update or revise any forward-looking statements for any reason.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2025	DZS Inc.

	By:	/s/ Charlie Vogt
Charlie Vogt
Chief Executive Officer